UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2023

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLNDW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On March 21, 2023, Southland Holdings, Inc., a Delaware corporation (the “Company”), at the direction of the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, chose not to renew the engagement of WithumSmith+Brown, PC (“Withum”), which was then serving as the Company’s independent registered public accounting firm. The Company notified Withum on March 21, 2023 that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the Audit Committee.

Withum’s reports on the Company’s financial statements for the fiscal year ended December 31, 2022 and the period from July 14, 2021 (inception) through December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 14, 2021 (inception) through December 31, 2022 and the subsequent interim period through March 21, 2023, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided Withum with the disclosures under this Item 4.01(a) and requested Withum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. Withum’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On March 21, 2023, the Audit Committee approved the appointment of Grant Thornton LLP (“GT”) as the Company’s new independent registered public accounting firm. During the period from July 14, 2021 (inception) through December 31, 2022 and the subsequent interim period through March 21, 2023, neither the Company nor anyone acting on its behalf consulted with GT regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission dated March 21, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2023	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
		Name:	Frank S. Renda
		Title:	President and Chief Executive Officer

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